Exhibit 10.1

Execution Version
Binding Version must be in German

ZELLSTOFF STENDAL GMBH

as Borrower

UNICREDIT BANK AG

as Arranger, Agent, Security Agent and Original Lender

OTHERS

as Lenders

E&Z INDUSTRIE-LÖSUNGEN GMBH

MERCER INTERNATIONAL INC.

and

STENDAL PULP HOLDING GMBH

AMENDMENT AGREEMENT

relating to (i) a EUR 827,950,000 Project Facility Agreement, (ii)

a EUR 17,000,000 Project Facility Agreement and (iii) a Security

Pooling Agreement

CLIFFORD CHANCE PARTNERSCHAFTSGESELLSCHAFT VON RECHTSANWÄLTEN, WIRTSCHAFTSPRÜFERN, STEUERBERATERN UND SOLICITORS SITZ: FRANKFURT AM MAIN · AG FRANKFURT AM MAIN PR 1000

CONTENTS

1.	Definitions and Interpretation	3

2.	Amendments to the Pulp Mill Facility Agreement	4

3.	Amendments to the Blue Mill Facility Agreement	5

4.	Amendments to the Security Pooling Agreement	6

5.	Waivers	7

6.	Continuity and Further Assurance	7

7.	Financing Document	8

8.	Representations and Warranties	8

9.	No Waiver of outstanding Event of Default	8

10.	Amendment Fee	9

11.	Success Fee	9

12.	Costs and Expenses	9

13.	Notices	9

14.	Miscellaneous	12

15.	Acknowledgement	14

SCHEDULE 1 Conditions Precedent		15

EXECUTION PAGE		17

THIS AMENDMENT AGREEMENT (the “Agreement”) is made on          2013

BETWEEN

(1)	ZELLSTOFF STENDAL GMBH, a limited liability company incorporated, organized and validly existing under the laws of the Federal Republic of Germany, having its office at Goldbecker Strasse 1, 39596 Arneburg, Federal Republic of Germany and registered in the commercial register (Amtsgericht) of Stendal, number HRB 2446 (the “Borrower”);

(2)	UNICREDIT BANK AG, a stock corporation incorporated, organised and validly existing under the laws of the Federal Republic of Germany, having its office at Arabellastrasse 14, 81925 Munich, Federal Republic of Germany and registered in the commercial register (Amtsgericht) of Munich, number HRB 42148 (the “Arranger”, “Agent”, “Security Agent” and an “Original Pulp Mill Lender”);

(3)	NORDDEUTSCHE LANDESBANK GIROZENTRALE, Friedrichswall 10, 30159 Hannover, Federal Republic of Germany (a “Pulp Mill Lender”);

(4)	LANDESBANK BADEN-WÜRTTEMBERG, Am Hauptbahnhof 2, 70173 Stuttgart, Federal Republic of Germany (a “Pulp Mill Lender”);

(5)	BANK OF SCOTLAND PLC, The Mound, Edinburgh, EH1 1YZ, United Kingdom (a “Pulp Mill Lender”);

(6)	DZ BANK AG DEUTSCHE ZENTRAL-GENOSSENSCHAFTSBANK, FRANKFURT AM MAIN, Platz der Republik, 60265 Frankfurt am Main, Federal Republic of Germany (a “Pulp Mill Lender”);

(7)	NATIONAL BANK OF GREECE S.A., LONDON BRANCH, 75, King William Street, London, EC4N7BE, England (a “Pulp Mill Lender”);

(8)	HSH NORDBANK AG, Gerhart-Hauptmann-Platz 50, 20095 Hamburg, Federal Republic of Germany (a “Pulp Mill Lender”);

(9)	BANCA MONTE DEI PASCHI DI SIENA S.P.A., LONDON BRANCH, 6th Floor, Capital House, 85 King William Street, London EC4N 7BL, England (a “Pulp Mill Lender”);

(10)	NORDKAP AG, Thurgauerstrasse 54, CH-8050 Zurich, Switzerland (a “Pulp Mill Lender”);

(11)	UNICREDIT BANK AG, a stock corporation incorporated, organised and validly existing under the laws of the Federal Republic of Germany, having its office at Arabellastrasse 14, 81925 Munich, Federal Republic of Germany and registered in the commercial register (Amtsgericht) of Munich, number HRB 42148 (a “Blue Mill Lender”); and

(12)	IKB DEUTSCHE INDUSTRIEBANK AG, Wilhelm-Bötzkes-Straße 1, 40474 Düsseldorf, Federal Republic of Germany (“IKB”, a “Pulp Mill Lender” and a “Blue Mill Lender”);

(13)	E&Z INDUSTRIE-LÖSUNGEN GMBH (formerly RWE Industrie-Lösungen GmbH), a German limited liability company (Gesellschaft mit beschränkter Haftung), having its business address at Dr.-August-Weckesser-Strasse 1, 89355 Gundremmingen, Federal Republic of Germany, registered in the commercial register of the local court (Amtsgericht) of Memmingen, number HRB 14803 (a “Sponsor” and a “Shareholder”);

(14)	MERCER INTERNATIONAL INC., a limited company incorporated under the laws of the state of Washington, United States of America (a “Sponsor”);

(15)	STENDAL PULP HOLDING GMBH, a German limited liability company (Gesellschaft mit beschränkter Haftung), having its business address at Charlottenstrasse 59, 10117 Berlin, Federal Republic of Germany, registered in the commercial register of the local court (Amtsgericht) of Berlin (Charlottenburg), number HRB 99095 (a “Shareholder”);

(together referred to as the “Parties”);

(the Original Pulp Mill Lender, the Pulp Mill Lenders and the Blue Mill Lenders are referred to herein together as the “Lenders” and each a “Lender”).

WHEREAS

(A)	The Borrower, the Agent, the Security Agent, the Arranger and the Original Pulp Mill Lender have entered into a project financing facility agreement, dated 26 August 2002 (as amended pursuant to the Amendment and Restatement Agreement No 1 dated 23 March 2005, an Amendment and Undertaking Agreement dated 3 February 2009, an Amendment Agreement dated 25 July 2011 and an Amendment and Restatement Agreement dated 19 January 2012) in the aggregate amount of EUR 827,950,000 (the “Pulp Mill Facility Agreement”) in order to provide financing to build and operate a bleached softwood kraft pulp mill located in Arneburg, Sachsen-Anhalt, Federal Republic of Germany (the “Pulp Mill”).

(B)	The Original Pulp Mill Lender, the Borrower and others have entered into a security pooling agreement in connection with the Pulp Mill Facility Agreement on 26 August 2002 (as amended prior to the date hereof, the “Security Pooling Agreement”).

(C)	The Pulp Mill Lenders are the current lenders under the Pulp Mill Facility Agreement.

(D)	The Borrower is implementing Project Blue Mill.

(E)	The Borrower entered into a credit agreement on 19 January 2012 with the Blue Mill Lenders in order to partly finance Project Blue Mill (the “Blue Mill Facility Agreement”).

(F)	The Parties hereto wish to agree on certain changes to the Pulp Mill Facility Agreement, the Blue Mill Facility Agreement and the Security Pooling Agreement.

IT IS AGREED as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions

In this Agreement:

“Amended Blue Mill Facility Agreement” means the Blue Mill Facility Agreement, as amended by this Agreement.

“Amended Pulp Mill Facility Agreement” means the Pulp Mill Facility Agreement, as amended by this Agreement.

“Amended Security Pooling Agreement” means the Security Pooling Agreement, as amended by this Agreement.

“Amendment Date” means the date at which the Agent has confirmed to the Lenders and the Borrower that the conditions set out in Schedule 1 (Conditions Precedent) have been fulfilled to its satisfaction.

“Refinancing Date” means the date on which (i) the entire obligations of the Borrower under or in connection with the Pulp Mill Facility Agreement and the Blue Mill Facility Agreement have been finally, unconditionally and irrevocably discharged in full and consequently (ii) the State Guarantee (as defined in the Pulp Mill Facility Agreement) and the State Guarantee (as defined in the Blue Mill Facility Agreement) terminate.

1.2	Incorporation of Defined Terms, Interpretation

Terms defined in the Pulp Mill Facility Agreement shall, unless otherwise defined herein, have the same meaning herein and the principles of construction set out in the Pulp Mill Facility Agreement shall have effect as if set out in this Agreement.

1.3	Clauses and Schedules

1.3.1	In this Agreement any reference to a “Clause” or “Schedule” is, unless the context otherwise requires, a reference to a Clause or Schedule of this Agreement.

1.3.2	Clauses and Schedules headings are for ease of reference only.

1.4	Singular and Plural

Words incorporating the singular number include the plural and vice versa.

2.	AMENDMENTS TO THE PULP MILL FACILITY AGREEMENT

2.1	A new definition of Credited Cash shall with effect from the Amendment Date be included in Clause 1.1 (Definitions) of the Pulp Mill Facility Agreement to read in its entirety as follows:

““Credited Cash” means cash standing to the credit of (i) the Cash Collateral Accounts (except for the Debt Service Reserve Account) and (ii) the cash accounts of the Borrower’s Subsidiaries which are pledged to the Finance Parties and the Blue Mill Finance Parties, excluding, however, cash held on the Civil Works Claims Account, cash standing to the credit of the Blue Mill Investment Accounts, cash standing to the credit of the Investitionsbank Sachsen-Anhalt guarantee account and any other restricted cash balances in the future to be determined by the Agent, if applicable.

2.2	The definition of Senior Debt contained in Clause 1.1 (Definitions) of the Pulp Mill Facility Agreement shall with effect from the Amendment Date be amended to read in its entirety as follows:

““Senior Debt”: The aggregate of all Advances and the total Blue Mill Advances outstanding minus cash in the Debt Service Reserve Account and the Credited Cash in excess of EUR 15,000,000, in each case as at the relevant testing date (31 December and 30 June, respectively).”

2.3	The definition of Shortfall contained in Clause 1.1 (Definitions) of the Pulp Mill Facility Agreement shall with effect from the Amendment Date be amended to read in its entirety as follows:

““Shortfall”: An amount in Euro, being the greater of (a) the difference between the Available Cash Flow for a particular measurement period and the amount the Available Cash Flow for such period would have to have been for the Annual Debt Service Cover Ratio to meet the minimum required level, and (b) the amount by which EBITDA of the Borrower would be required to be increased in order to meet the then applicable Senior Debt/EBITDA Cover Ratio.”

2.4	Clause 17.1 (Annual Debt Service Cover Ratio) of the Pulp Mill Facility Agreement shall with effect from the Amendment Date be amended to read in its entirety as follows:

“17.1	Annual Debt Service Cover Ratio

The Borrower shall ensure that the Annual Debt Service Cover Ratio does not fall below 110 per cent. provided that failure to comply with such ratio shall not be a breach of this Clause 17.1, if on the relevant testing date (31 December and 30 June, respectively) the balance in the Debt Service Reserve Account, plus the Credited Cash in excess of EUR 15,000,000, is not less than (i) 40% of the Target Balance during the period from 1 January 2014 to 30 June 2014, and (ii) 50% of the Target Balance at any time thereafter.”

3.	AMENDMENTS TO THE BLUE MILL FACILITY AGREEMENT

3.1	The definition of Shortfall contained in Clause 1.1 (Definitions) of the Blue Mill Facility Agreement shall with effect from the Amendment Date be amended to read in its entirety as follows:

““Shortfall”: An amount in Euro, being the greater of (a) the difference between the Available Cash Flow for a particular measurement period and the amount the Available Cash Flow for such period would have to have been for the Annual Debt Service Cover Ratio to meet the minimum required level, and (b) the amount by which EBITDA of the Borrower would be required to be increased in order to meet the then applicable Senior Debt/EBITDA Cover Ratio.”

3.2	Clause 15.1 (Annual Debt Service Cover Ratio) of the Blue Mill Facility Agreement shall with effect from the Amendment Date be amended to read in its entirety as follows:

“15.1	Annual Debt Service Cover Ratio

The Borrower shall ensure compliance with the Annual Debt Service Cover Ratio as provided for in Clause 17.1 (Annual Debt Service Cover Ratio) of the Pulp Mill Facility Agreement.”

4.	AMENDMENTS TO THE SECURITY POOLING AGREEMENT

4.1	A new definition of Qualified Combined Majority Lenders shall be included in Clause 1.1 (Definitions) of the Security Pooling Agreement to read in its entirety as follows:

““Qualified Combined Majority Lenders”: The total of the Pulp Mill Lenders and the Blue Mill Lenders representing together at least 84 per cent. of the aggregate of outstanding advances under the Facility and the Blue Mill Facility. When collecting a vote of the Lenders, the voting rights of a Pulp Mill Lender, which does not respond within such period as is fixed by the Agent (being a period of at least five (5) Business Days) or, if requested by the Borrower, within thirty (30) Business Days from receipt of any request by the Borrower for a consent, waiver or amendment under the Financing Documents, will be disregarded in determining whether the required majority was achieved.”

4.2	Clause 7.1 of the Security Pooling Agreement shall with effect from the Amendment Date be amended to read in its entirety as follows:

“7.1

(a)	The consent of all Lenders is required to authorise any amendment or waiver of, or consent under, any Financing Document which would affect

(i)	this Agreement;

(ii)	the payment mechanics pursuant to clause 9 of the Pulp Mill Facility Agreement;

(iii)	the representations and warranties given by the Borrower pursuant to clause 16 of the Pulp Mill Facility Agreement;

(iv)	the definition of the terms Combined Majority Lenders under the Pulp Mill Facility Agreement and the Blue Mill Facility Agreement and Qualified Combined Majority Lenders under this Agreement;

(v)	the information requirements set out in clause 18 of the Pulp Mill Facility Agreement;

(vi)	the Shareholders’ Undertaking Agreement;

(vii)	the nature or scope of any Security; or

(viii)	the manner in which the proceeds of enforcement of the Security are distributed, and

(b)	the consent of the Qualified Combined Majority Lenders is required to authorise any amendment or waiver of, or consent under, any Financing Document which would affect the obligations of the Borrower pursuant to the financial covenants as set out in clause 17 of the Pulp Mill Facility Agreement, in each case including, as regards paragraphs (a) (ii), (iii) and (v) and paragraph (b), an amendment of the underlying definitions referred to therein as set out in clause 1.2 of the Pulp Mill Facility Agreement if this would have a similar effect as a consent or waiver of or in relation to the relevant clauses.

5.	WAIVERS

5.1	Waiver of compliance by the Borrower with the Annual Debt Service Cover Ratio pursuant to Clause 17.1 (Annual Debt Service Cover Ratio) of the Pulp Mill Facility Agreement and Clause 15.1 (Annual Debt Service Cover Ratio) of the Blue Mill Facility Agreement

The requirement for the Borrower to ensure an Annual Debt Service Cover Ratio of not less than 110 per cent is hereby waived until and including 31 December 2013.

5.2	Waiver of compliance by the Borrower with the Senior Debt/EBITDA Cover Ratio pursuant to Clause 17.2 (Senior Debt/EBITDA Cover Ratio) of the Pulp Mill Facility Agreement and Clause 15.2 (Senior Debt/EBITDA Cover Ratio) of the Blue Mill Facility Agreement

The requirement for the Borrower to ensure a Senior Debt/EBITDA Cover Ratio of not more than 6.5 on the Testing Date falling on 30 June 2013 and 30 September 2013, respectively and 6.0 on the Testing Date falling on 31 December 2013 is hereby waived.

5.3	Despite the waivers granted in Clauses 5.1 and 5.2 above, the relevant ratios shall for information purposes only continue to be calculated on these days.

5.4	The waivers expressed in this Clause 5 shall only apply to the matters specifically referred to in this Agreement. It shall be without prejudice to any rights which any of the Finance Parties or Blue Mill Finance Parties may have at any time in relation to any other circumstance or matter (whether or not of a similar nature) other than as specifically referred to in this Agreement (and whether or not subsisting at the date of this Agreement).

6.	CONTINUITY AND FURTHER ASSURANCE

6.1	Continuity

(a)	Except as expressly provided otherwise in this Agreement, the provisions of the Financing Documents shall remain unchanged and shall continue in full force and effect.

(b)	The Security Agreements (as defined in the Security Pooling Agreement) shall continue in full force and effect in connection with the Amended Pulp Mill Facility Agreement and the Amended Blue Mill Facility Agreement. The Parties acknowledge that all present and future, actual and contingent obligations and liabilities in their respective valid, amended, supplemented, or newly arranged forms of the Borrower to the Finance Parties (as defined in the Pulp Mill Facility Agreement and the Blue Mill Facility Agreement) under the Financing Documents are to be regarded as Secured Obligations (as defined in each of the Security Agreements) under the Security Agreements.

6.2	Further Assurance

The Borrower, the Shareholders and the Sponsors shall, at the request of the Agent and at their own expense, do all such reasonable acts and things necessary or desirable (i) to give effect to the amendments effected or to be effected pursuant to this Agreement and (ii) as regards the Borrower and the Shareholders, to the Security Agreements continuing to secure the Financing Documents and the Blue Mill Financing Documents as amended.

7.	FINANCING DOCUMENT

This Agreement shall be a Financing Document for the purpose of the Pulp Mill Facility Agreement and the Blue Mill Facility Agreement.

8.	REPRESENTATIONS AND WARRANTIES

The Borrower herewith represents and warrants to the Lenders that, also as of the date of signing of this Agreement, the statements in Clause 16 (Representations and Warranties) of the Amended Pulp Mill Facility Agreement and Clause 14 (Representations and Warranties) of the Amended Blue Mill Facility Agreement are true and correct with the exception of Clause 16.1.30 (Shareholding) of the Amended Pulp Mill Facility Agreement which is hereby modified as of the Amendment Date to reflect an increase of the percentage holding of SP Holding to 83% and a decrease in the percentage holding of E&Z-IN to 17%. The Borrower makes the representations and warranties as if each reference in those representations and warranties to “this Agreement” also includes a reference to this Agreement.

9.	NO WAIVER OF OUTSTANDING EVENT OF DEFAULT

Neither the entry into this Agreement, nor anything else in this Agreement shall operate as a waiver of any outstanding Event of Default, unless otherwise provided expressly herein.

10.	AMENDMENT FEE

The Borrower shall pay a one-off work fee in the amount equal to 0.10 per cent of the nominal amount of the Facility (as defined in the Pulp Mill Facility Agreement and the Blue Mill Facility, as the case may require) outstanding as per 30 June 2013 to the Agent for pro rata distribution to the Pulp Mill Lenders and the Blue Mill Lenders but not less than EUR 15,000 per Lender (the “Amendment Fee”). The Amendment Fee shall be due and payable on the Amendment Date.

11.	SUCCESS FEE

Subject to and conditional upon occurrence of the Refinancing Date, the Borrower shall pay a one-off success fee in the amount equal to 0.30 per cent of the average nominal amount of the Facility (as defined in the Pulp Mill Facility Agreement and the Blue Mill Facility, as the case may require) outstanding between the Amendment Date and the Refinancing Date to the Agent for pro rata distribution to the Pulp Mill Lenders and the Blue Mill Lenders (the “Success Fee”). The Success Fee shall be due and payable on the Refinancing Date.

12.	COSTS AND EXPENSES

The Borrower shall promptly reimburse each Lender, the Agent and the Security Agent for the amount of all costs and expenses (including legal fees) incurred in connection with the negotiation, preparation, printing and execution of this Agreement and any other document referred to in this Agreement. The Borrower shall also bear its own costs.

13.	NOTICES

13.1	Communications in Writing

Each communication to be made by the Parties under this Agreement shall be made in writing and, unless otherwise stated, will be made by fax, letter or unencrypted e-mail. Each communication will be in German and English.

13.2	Addresses

Any communication, information or document to be made or delivered by the Parties pursuant to this Agreement will (unless the recipient of such communication or document has, by fifteen (15) days’ written notice to the Agent, specified another address or fax number) be made or delivered to the address set out below:

(a)	to the Borrower:

Zellstoff Stendal GmbH

Goldbecker Strasse 1

39596 Arneburg

Federal Republic of Germany

attn.: Dr. Niklaus Grünenfelder

Tel.: +49 - (0) 39321 - 55 150

Fax.: +49 - (0) 39321 - 55 129

(b)	to the Arranger and Original Lender:

UniCredit Bank AG

Arabellastrasse 14

81925 München

Federal Republic of Germany

attn.: Ricarda Grünter

Tel.: +49 - (0) 89 - 378 - 20046

Fax.: +49 - (0) 89 - 378 - 3320046

(c)	to the Agent and/or Security Agent:

UniCredit Bank AG

Arabellastrasse 14

81925 München

Federal Republic of Germany

attn.: Loans Agency

Tel.: +49 - (0) 89 - 378 - 25460

Fax.: +49 - (0) 89 - 378 - 41517

(d)	to the Lenders:

Norddeutsche Landesbank Girozentrale

Friedrichswall 10

30159 Hannover

Federal Republic of Germany

attn.: Mohamed Ouaacha

Tel.: +49 - (0) 511 - 361 - 6996

Fax.: +49 - (0) 511 - 361 - 98 6996

Landesbank Baden-Württemberg

Am Hauptbahnhof 2

D-70173 Stuttgart

Federal Republic of Germany

attn. Manuela Kirmse

Tel.: +49 - (0) 341 220 - 39812

Fax.: +49 - (0) 711 127 - 6639812

attn. Helena Berger

Tel.: +49 - (0) 711 127 - 21957

Fax.: +49 - (0) 711 127 - 6621957

Bank of Scotland plc

Princess House

1 Suffolk Lane, London, EC4R 0AR

attn.: Miriam Horan/Thomas Busby

Tel. Alison Mitchell: +44 - (0) 207 - 489 - 3448

Tel. Thomas Busby: +44 - (0) 207 - 489 - 3083

Fax. Alison Mitchell: +44 - (0) 207 - 489 - 3959

DZ Bank AG Deutsche Zentral-Genossenschaftsbank, Frankfurt am Main

Platz der Republik

60265 Frankfurt am Main

Federal Republic of Germany

attn.: Anja Brügging und Frank Menn

Tel.: +49 - (0) 69 - 7447 - 1330 und - 7304

Fax.: +49 - (0) 69 - 7447 - 7783 und - 1824

National Bank of Greece S.A., London Branch

75 King William Street

London EC4N7BE

England

attn.: Sotiris Charalambous

Tel.: +44 - (0) 207 - 015 - 0616

Fax.: +44 - (0) 207 - 015 - 0687

HSH Nordbank AG

Gerhart-Hauptmann-Platz 50

20095 Hamburg

Federal Republic of Germany

attn.: Susanne Michel

Tel.: +49 - (0) 40 - 3333 - 14882

Fax.: +49 - (0) 40 - 3333 - 614882

Banca Monte dei Paschi di Siena S.p.A., London Branch

6th Floor

Capital House

85 King William Street

London

EC4N 7BL

England

attn.: Marco Buriani / Wendy Johnson

Tel.: +44 - (0)20 - 7645 - 7932/36

Fax.: +44 - (0)20 - 7929 - 3343

Nordkap AG

Thurgauerstrasse 54

8050 Zürich

Switzerland

attn.: Niklaus Hasler

Tel.: +41 44 306 4916

Fax.: +41 44 306 4911

attn.: Kerstin Rotter

Tel.: +41 44 306 4917

Fax.: +41 44 306 4911

IKB Deutsche Industriebank AG

Wilhelm-Bötzkes-Straße 1

D - 40474 Düsseldorf

attn.: Jens Reinecke

Tel.: 0049 (0)211 - 8221 - 4936

Fax: 0049 (0)211 - 8221 - 2936

14.	MISCELLANEOUS

14.1	Remedies and Waivers

No failure to exercise, nor any delay in exercising, on the part of any Lender, Agent, Arranger or Security Agent, any right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right or remedy.

14.2	Partial Invalidity

Should any provision of this Agreement be invalid or unenforceable, in whole or in part, or should any provision later become invalid or unenforceable, this shall not affect the validity of the remaining provisions of this Agreement. In lieu of the invalid or unenforceable provision another reasonable provision shall apply, which as far as legally possible comes as close as possible to the intention of the contracting parties, or to what would have been their intention, in line with the spirit and the purpose of this Agreement, had the parties upon entering this Agreement taken into consideration the invalidity or unenforceability of the respective provision. The same shall apply mutatis mutandis to fill possible gaps (Vertragslücken) in this Agreement.

14.3	Conflicts

In the event of any conflict or inconsistency between the terms and conditions of Amended Pulp Mill Facility Agreement, the Amended Pulp Mill Facility Agreement or the Amended Security Pooling Agreement and the terms and conditions hereof, the terms and conditions of this Agreement shall prevail.

14.4	Amendments

Changes to this Agreement, including this Clause 14.4 (Amendments) shall be made in writing.

14.5	Governing Law

This Agreement shall be governed by, and construed in accordance with, the laws of the Federal Republic of Germany.

14.6	Jurisdiction

The exclusive place of jurisdiction to hear and determine any suit, action or proceeding, and to settle any disputes which may arise out of or in connection with this Agreement is Munich. The Lenders, the Agent and the Security Agent may, however, also commence proceedings before any other court in which assets of the Borrower are located. Mandatory places of jurisdiction remain unaffected.

14.7	Counterparts

This Agreement may be executed in any number of counterparts all of which taken together constitute one and the same instrument.

15.	ACKNOWLEDGEMENT

The Parties acknowledge and confirm that they have taken note of all amendments in the Amended Pulp Mill Facility Agreement, the Amended Blue Mill Facility Agreement and the Amended Security Pooling Agreement.

SCHEDULE 1

Conditions Precedent

The following documentation and information in form and substance satisfactory to the Agent has been received by the Agent:

1.	Up-to-date (electronic, in case of registration in Germany) commercial register extract (other than for Mercer International Inc.) and the articles of association of the Borrower, the Shareholders and the Sponsors.

2.	A copy of the corporate authorisations and/or shareholder resolutions of the Borrower relating to the execution, delivery and performance of the Agreement.

3.	A certified copy of the Secretary Certificates of the Corporate Secretary of Mercer International:

(a)	authorising the execution, delivery and performance of the Agreement as approved by Mercer International’s board of directors; and

(b)	setting out the names and signatures of the authorised signatories for the signing of such documents duly certified to be true and correct.

4.	Specimen signatures of the persons authorised to sign the Financing Documents and notices thereunder, unless previously provided to the Agent.

5.	Executed copies of the Agreement

6.	The most recent audited financial statements of the Borrower.

7.	The most recent audited accounts of each of the Sponsors and Shareholders (unless publicly available electronically).

8.	Steps relating to the capital increase of the Borrower as follows:

8.1	Notarisation of the resolution to increase of the stated capital (Stammkapital) of the Borrower by Euro 8,377,148.00 from Euro 17,581,670.00 to Euro 25,958,818.00.

8.2	Subscription to a new share (Geschäftsanteil) of the Borrower by Stendal Pulp Holding for the Euro equivalent nominal amount of US$ 20,000,000.00 and payment of that amount (i.e. nominal Euro 8,377,148.00 plus Euro 6,432,188.46 agio (payment into the capital reserve)) by Stendal Pulp Holding GmbH.

9.	Consent by the Guarantor (as defined in the Pulp Mill Facility Agreement and the Blue Mill Facility Agreement) to the Agreement and the transactions contemplated therein.

10.	Payment of the amendment fee pursuant to Clause 10 (Amendment Fee).

11.	A legal opinion from the legal advisers to the Borrower, the Shareholders and the Sponsors, respectively, with respect to the existence, capacity, authorisation of and due execution of this Agreement by the Borrower, Mercer International, SP Holding and E&Z in form and substance satisfactory to the Agent.

12.	A legal opinion of the Agent’s German legal counsel regarding the transaction in form and substance satisfactory to the Agent.

EXECUTION PAGE

Zellstoff Stendal GmbH as Borrower

By:	By:
Name:	Name:
Title:	Title:

UniCredit Bank AG as Arranger, Agent and Security Agent

By:	By:
Name:	Name:
Title:	Title:

UniCredit Bank AG as Original Pulp Mill Lender

By:	By:
Name:	Name:
Title:	Title:

Norddeutsche Landesbank Girozentrale as Pulp Mill Lender

By:	By:
Name:	Name:
Title:	Title:

Landesbank Baden-Württemberg as Pulp Mill Lender

By:	By:
Name:	Name:
Title:	Title:

Bank of Scotland plc as Pulp Mill Lender

By:	By:
Name:	Name:
Title:	Title:

DZ Bank AG Deutsche Zentral-Genossenschaftsbank, Frankfurt am Main as Pulp Mill Lender

By:	By:
Name:	Name:
Title:	Title:

National Bank of Greece S.A., London Branch as Pulp Mill Lender

By:	By:
Name:	Name:
Title:	Title:

HSH Nordbank AG as Pulp Mill Lender

By:	By:
Name:	Name:
Title:	Title:

Banca Monte dei Paschi di Siena SpA, London Branch as Pulp Mill Lender

By:	By:
Name:	Name:
Title:	Title:

IKB Deutsche Industriebank AG as Pulp Mill Lender

By:	By:
Name:	Name:
Title:	Title:

Nordkap AG as Pulp Mill Lender

By:	By:
Name:	Name:
Title:	Title:

UniCredit Bank AG as Blue Mill Lender

By:	By:
Name:	Name:
Title:	Title:

IKB Deutsche Industriebank AG as Blue Mill Lender

By:	By:
Name:	Name:
Title:	Title:

Mercer International, Inc. as Sponsor

By:	By:
Name:	Name:
Title:	Title:

E&Z Industrie-Lösungen GmbH as Sponsor and Shareholder

By:	By:
Name:	Name:
Title:	Title:

Stendal Pulp Holding GmbH as Shareholder

By:	By:
Name:	Name:
Title:	Title: